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
INVESCO LIMITED TERM MUNICIPAL INCOME FUND                                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF
SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:             2/28/2017
FILE NUMBER :                  811-7890
SERIES NO.:                    1

72DD.                                  1           Total income dividends for which record date passed during the period.
                                                   (000's Omitted)
                                                   Class A                        $ 22,907
                                       2           Dividends for a second class of open-end company shares
                                                   (000's Omitted)
                                                   Class A2                       $  1,810
                                                   Class C                        $  3,718
                                                   Class Y                        $ 15,645
                                                   Class R5                       $    337

73A.                                               Payments per share outstanding during the entire current period: (form
                                                   nnn.nnnn)
                                       1           Dividends from net investment income
                                                   Class A                        $ 0.2019
                                       2           Dividends for a second class of open-end company shares (form
                                                   nnn.nnnn)
                                                   Class A2                       $ 0.2308
                                                   Class C                        $ 0.1156
                                                   Class Y                        $ 0.2303
                                                   Class R5                       $ 0.2330

74U.                                   1           Number of shares outstanding (000's Omitted)
                                                   Class A                         112,707
                                       2           Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                                   Class A2                          6,373
                                                   Class C                          34,580
                                                   Class Y                          70,891
                                                   Class R5                            964

74V.                                   1           Net asset value per share (to nearest cent)
                                                   Class A                        $  11.31
                                       2           Net asset value per share of a second class of open-end company shares
                                                   (to nearest cent)
                                                   Class A2                       $  11.31
                                                   Class C                        $  11.30
                                                   Class Y                        $  11.30
                                                   Class R5                       $  11.30

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
INVESCO TAX-EXEMPT CASH FUND                                                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF
SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:          2/28/2017
FILE NUMBER :               811-7890
SERIES NO.:                 3

72DD.                               1          Total income dividends for which record date passed during the period.
                                               (000's Omitted)
                                               Class A                        $       50
                                    2          Dividends for a second class of open-end company shares
                                               (000's Omitted)
                                               Class Y                        $       10
                                               Investor Class                 $       12

73A.                                           Payments per share outstanding during the entire current period: (form
                                               nnn.nnnn)
                                    1          Dividends from net investment income
                                               Class A                        $   0.0018
                                    2          Dividends for a second class of open-end company shares (form
                                               nnn.nnnn)
                                               Class Y                        $   0.0019
                                               Investor Class                 $   0.0019

74U.                                1          Number of shares outstanding (000's Omitted)
                                               Class A                            30,652
                                    2          Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                               Class Y                             4,574
                                               Investor Class                      5,832

74V.                                1          Net asset value per share (to nearest cent)
                                               Class A                        $     1.00
                                    2          Net asset value per share of a second class of open-end company shares
                                               (to nearest cent)
                                               Class Y                        $     1.00
                                               Investor Class                 $     1.00

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
INVESCO HIGH YIELD MUNICIPAL FUND                                                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF
SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:            2/28/2017
FILE NUMBER :                 811-7890
SERIES NO.:                   5

72DD.                                 1            Total income dividends for which record date passed during the period.
                                                   (000's Omitted)
                                                   Class A                       $239,373
                                      2            Dividends for a second class of open-end company shares
                                                   (000's Omitted)
                                                   Class B                       $  2,502
                                                   Class C                       $ 49,164
                                                   Class Y                       $ 92,427
                                                   Class R5                      $     65

73A.                                               Payments per share outstanding during the entire current period: (form
                                                   nnn.nnnn)
                                      1            Dividends from net investment income
                                                   Class A                       $ 0.4986
                                      2            Dividends for a second class of open-end company shares (form
                                                   nnn.nnnn)
                                                   Class B                       $ 0.5008
                                                   Class C                       $ 0.4211
                                                   Class Y                       $ 0.5250
                                                   Class R5                      $ 0.5205

74U.                                  1            Number of shares outstanding (000's Omitted)
                                                   Class A                        498,757
                                      2            Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                                   Class B                          3,754
                                                   Class C                        119,481
                                                   Class Y                        188,846
                                                   Class R5                            64

74V.                                  1            Net asset value per share (to nearest cent)
                                                   Class A                       $   9.87
                                      2            Net asset value per share of a second class of open-end company shares
                                                   (to nearest cent)
                                                   Class B                       $   9.92
                                                   Class C                       $   9.84
                                                   Class Y                       $   9.89
                                                   Class R5                      $   9.86

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
INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF
SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:                  2/28/2017
FILE NUMBER :                       811-7890
SERIES NO.:                         10

72DD.                                       1          Total income dividends for which record date passed during the period.
                                                       (000's Omitted)
                                                       Class A                          $17,925
                                            2          Dividends for a second class of open-end company shares
                                                       (000's Omitted)
                                                       Class B                          $    97
                                                       Class C                          $ 4,340
                                                       Class Y                          $ 7,083

73A.                                                   Payments per share outstanding during the entire current period: (form
                                                       nnn.nnnn)
                                            1          Dividends from net investment income
                                                       Class A                          $0.2894
                                            2          Dividends for a second class of open-end company shares (form
                                                       nnn.nnnn)
                                                       Class B                          $0.2948
                                                       Class C                          $0.2037
                                                       Class Y                          $0.3174

74U.                                        1          Number of shares outstanding (000's Omitted)
                                                       Class A                           63,930
                                            2          Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                                       Class B                              245
                                                       Class C                           21,461
                                                       Class Y                           24,779

74V.                                        1          Net asset value per share (to nearest cent)
                                                       Class A                          $ 10.97
                                            2          Net asset value per share of a second class of open-end company shares
                                                       (to nearest cent)
                                                       Class B                          $ 11.19
                                                       Class C                          $ 10.94
                                                       Class Y                          $ 10.96

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
INVESCO MUNICIPAL INCOME FUND                                                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF
SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:           2/28/2017
FILE NUMBER :                811-7890
SERIES NO.:                  11

72DD.                                1          Total income dividends for which record date passed during the period.
                                                (000's Omitted)
                                                Class A                         $ 74,307
                                     2          Dividends for a second class of open-end company shares
                                                (000's Omitted)
                                                Class B                         $    262
                                                Class C                         $  7,135
                                                Class Y                         $ 21,065
                                                Investor Class                  $  4,525

73A.                                            Payments per share outstanding during the entire current period: (form
                                                nnn.nnnn)
                                     1          Dividends from net investment income
                                                Class A                         $ 0.5256
                                     2          Dividends for a second class of open-end company shares (form
                                                nnn.nnnn)
                                                Class B                         $ 0.4220
                                                Class C                         $ 0.4209
                                                Class Y                         $ 0.5599
                                                Investor Class                  $ 0.5406

74U.                                 1          Number of shares outstanding (000's Omitted)
                                                Class A                          145,778
                                     2          Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                                Class B                              485
                                                Class C                           19,059
                                                Class Y                           39,666
                                                Investor Class                     8,197

74V.                                 1          Net asset value per share (to nearest cent)
                                                Class A                         $  13.22
                                     2          Net asset value per share of a second class of open-end company shares
                                                (to nearest cent)
                                                Class B                         $  13.19
                                                Class C                         $  13.16
                                                Class Y                         $  13.22
                                                Investor Class                  $  13.24

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
INVESCO NEW YORK TAX FREE INCOME FUND                                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF
SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:            2/28/2017
FILE NUMBER :                 811-7890
SERIES NO.:                   12

72DD.                                 1            Total income dividends for which record date passed during the period.
                                                   (000's Omitted)
                                                   Class A                       $ 4,314
                                      2            Dividends for a second class of open-end company shares
                                                   (000's Omitted)
                                                   Class B                       $    47
                                                   Class C                       $   707
                                                   Class Y                       $   619

73A.                                               Payments per share outstanding during the entire current period: (form
                                                   nnn.nnnn)
                                      1            Dividends from net investment income
                                                   Class A                       $0.5172
                                      2            Dividends for a second class of open-end company shares (form
                                                   nnn.nnnn)
                                                   Class B                       $0.5181
                                                   Class C                       $0.3963
                                                   Class Y                       $0.5564

74U.                                  1            Number of shares outstanding (000's Omitted)
                                                   Class A                         8,052
                                      2            Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                                   Class B                            70
                                                   Class C                         1,809
                                                   Class Y                         1,165

74V.                                  1            Net asset value per share (to nearest cent)
                                                   Class A                       $ 15.42
                                      2            Net asset value per share of a second class of open-end company shares
                                                   (to nearest cent)
                                                   Class B                       $ 15.45
                                                   Class C                       $ 15.40
                                                   Class Y                       $ 15.40